                                 Exhibit 99.2

                          CERTIFICATION PURSUANT TO
                           18 U.S.C. SECTION 1350,
                            AS ADOPTED PURSUANT TO
                SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

       In connection with the Annual Report on Form 10-K of Medix Resources,
Inc. (the "Company") for the year ended December 31, 2002 filed with the
Securities and Exchange Commission (the "Report"), I, Mark W. Lerner, Chief
Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section
1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)   The Report fully complies with the requirements of Section 13(a) of the
Securities Exchange Act of 1934; and

(2)   The information contained in the Report fairly presents, in all material respects, the consolidated financial condition of the Company as of the dates presented and consolidated results of operations of the Company for the periods presented.

Dated:  March 25, 2003

By: /s/ Mark W. Lerner
    --------------------------------
      Chief Financial Officer

This  certification  has been furnished  solely pursuant to Section 906 of the
Sarbanes-Oxley Act of 2002.

A signed original of this written  statement  required by Section 906 has been provided to Medix  Resources,  Inc.  and will be retained by Medix  Resources,
Inc. and  furnished to the  Securities  and Exchange  Commission  or its staff upon request.